Exhibit 10.1

AGREEMENT

AGREEMENT dated this 15th day of August 2008, by and between LAWLER DESIGN, INC. (hereinafter “LAWLER”), a Nevada Corporation, with offices located at 52 North Main Street, South Hadley, Massachusetts 01075, MARY LAWLER, President of LAWLER and Gary B. Wolff, P.C., counsel to LAWLER DESIGN, with offices located at 488 Madison Avenue, Suite 1100, New York, New York 10022.

WHEREAS, LAWLER is preparing to file a Registration Statement with the United States Securities and Exchange Commission (hereinafter the “SEC”) on Form S-1 which Registration Statement indicates in Part II, Item 14, offering expenses approximating thirty five thousand  ($35,000) dollars  of which twenty thousand ($20,000) dollars are indicated as legal fees and expenses; and

WHEREAS, LAWLER has agreed to pay all such costs as and when necessary and required, or to otherwise accrue such costs on its books and records until it is able to pay the full amount due, either from revenues or loans from its President.

NOW, THEREFORE, it is herewith agreed as follows:  Absent sufficient revenues to pay these amounts within nine (9) months of the date of the LAWLER prospectus, LAWLER’s President agrees to loan LAWLER the funds to cover the balance of outstanding professional and related fees relating to LAWLER’s prospectus if the professionals involved insist on cash payments.  If and when loaned, the loan will be evidenced by a non-interest bearing unsecured corporate note to be treated as a loan until repaid, if and when LAWLER has the financial resources to do so.  Gary B. Wolff, P.C., LAWLER’s counsel, by signing this Agreement agrees in full to defer his legal fees in the manner set forth in this Agreement.

The parties hereto understand that the above constitutes a binding Agreement and that the contents thereof are referred to in the aforesaid Registration Statement, in the subheading entitled “Liquidity” as found in the Management’s Discussion and Analysis or Plan of Operation section.

The above constitutes the entire Agreement between the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 15th day of August 2008.

LAWLER DESIGN, INC.

By:

/s/ Mary Lawler

MARY LAWLER, President

By:

/s/ Mary Lawler

MARY LAWLER, Individually

GARY B. WOLFF, P.C.

By:

/s/ Gary B. Wolff

Gary B. Wolff, President

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